EXHIBIT B
                           COPLEY PHARMACEUTICAL, INC.
                        1986 INCENTIVE STOCK OPTION PLAN
1.       Purpose of the Plan
         This 1986 Incentive Stock Option Plan (the "Plan") of Copley Pharmaceutical, Inc., a Massachusetts corporation (the "Company"), is designed to provide additional incentive to present and future executives and key employees of the Company and of its subsidiaries by affording them an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. By encouraging stock ownership by such executives and salaried employees, the Company seeks to attract and retain in its employ persons of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company. 2. Administration.
         The Plan shall be administered by the Board of Directors. All questions of interpretation and application of the Plan, of options granted hereunder (the "options"), and of the value of shares of Common stock subject to an option, shall be subject to the determination of the Board of Directors which determination shall be final and binding. 3. Option Shares.
         The stock subject to the options and other provisions of the Plan shall be shares of the Company's Class B (Non-Voting) Common Stock, $.01 par value (the "Common Stock") . The total amount of the Common Stock with respect to which options may be granted shall not exceed in the aggregate 20,000 shares; provided, however, that the class and aggregate number of shares which may be subject to options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares may be treasury shares or authorized but unissued shares.
         In the event that any outstanding option for any reason shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.
4.       Authority to Grant Option.
         The Board of Directors may grant options from time to time to such eligible employees of the Company as it shall determine. Subject to any applicable limitations set forth in the Plan or established from time to time by the Board of Directors, the number of shares of Common Stock to be covered by any option shall be as determined by the Board of Directors. 5. Limitation On Amount of Options Which May Be Granted To Any Employee.
         The aggregate fair market value (determined as of the time the option is granted) of the Common Stock for which any employee may be granted options in any calendar year under the Plan and any other plans of the Company or any parent or subsidiary of the Company for the issue of "incentive stock options" as defined in Section 422A of the Internal Revenue Code of 1954 shall not exceed $100,000 plus any unused limit carryover to such year permitted by Section 422A.
6. Eligibility.
         The individuals who shall be eligible to participate in the Plan shall be such executives and key employees of the Company, or of any subsidiary corporation, as the Board of Directors shall from time to time.
         No option shall be granted to an individual who, as the time the option is granted, owns (including ownership attributed pursuant to Section 425 of the Internal Revenue Code of 1954) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary or parent (a "greater-than-ten-percent-stockholder"); notwithstanding the above, a greater-than-ten-percent-stockholder may be granted an option provided that the purchase price per share shall not be less than one hundred and ten percent (110%) of the fair market value of the stock at the time such option is granted, and further provided that no such option shall be exercisable to any extent after the expiration of five (5) years from the date it is granted.
     Except as otherwise provided for all purpose of the Plan the term "subsidiary corporation" shall meanany corporation of which 50% or more of its outstanding voting stock is at the time owned by the Company or by one or more subsidiaries or by the Company and one or more subsidiaries.
7.       Option Price.
         The price at which shares may be purchased pursuant to options shall be specified by the Board of Directors at the time the option is granted, and shall not be less than one hundred percent (100%) (one hundred and ten percent (110%) in the case of a greater-than-ten percent-stockholder) of the fair market value of the shares of Common Stock on the date the option is granted, such fair market value to be determined in accordance with procedures to be established by the Board of Directors. 8. Duration of Options.
         The Board of Directors in its discretion may provide that an option shall be exercisable during any specified period of time from the date such option is granted not exceeding ten (10) years (five years in the case of a greater-than-ten-percent-stockholder) from the date of grant. Notwithstanding the foregoing, an option granted to an individual under the Plan (the "new option") shall not be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Internal Revenue Code) any incentive stock option which was granted to such individual prior to the grant of the new option to purchase stock of the Company or in a corporation which (at the time of the granting of the new option) is a parent or subsidiary corporation of the Company, or is a predecessor corporation of any of such corporations. 9. Amount Exercisable; Vesting of Shares Purchased.
         Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Board of Directors in its discretion may specify upon granting the option.
         The Board of Directors may also or alternatively specify upon granting an option that all or a portion of the shares purchasable upon exercise thereof are subject to repurchase by the Company at the exercise price for which they were originally purchased upon termination of the employment of the optionee before the option vesting date specified in the option. If any such restriction is imposed, the option shall contain appropriate provisions or shall provide that the optionee must execute and deliver a repurchase agreement upon exercise of the option, and the shares issued upon exercise shall bear an appropriate legend disclosing the Company's right to repurchase unvested shares. 10. Exercise of Options.
         Subject to the provisions of Paragraph 13 hereof, options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the option is to be exercised, together with (a) cash, certified check, bank draft or postal or express money order payable to the order to the Company for an amount equal to the option price of such shares, or (b) with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or (c) with the consent of the Company, a combination of (a) and (b), and specifying the address to which the certificates for such shares are to be mailed. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in accordance with procedures adopted by the Board of Directors. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this Paragraph 12.
11.      Transferability of Options.
         Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distributions, and shall be exercisable, during his lifetime, only by him.
12.      Termination of Employment or Death of Optionee.
         Except as may be otherwise expressly provided herein, the options may not be exercised after the earlier of:
         (i)      the date of expiration thereof; or
         (ii) The date of termination of the optionee's employment with the Company by it for case (as determined by the Company), or voluntarily by the optionee; or,
         (iii) ninety (90)days after termination of the optionee's employment with the Company by it without cause.
         Temporary Leave. Whether authorized temporary leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board of Directors at the time thereof.
         Death or Disability. In the event the optionee shall be retired in good standing from the employ of the Company for reasons of disability under the then established rules of the Company or in the event of the death of the holder of an option while in the employ of the Company and before the date of expiration of such option, such option may be exercised until the earlier of such date of expiration or six months following the date of such retirement for reason of disability or such death, to the extent the optionee was entitled to exercise such option immediately before his death. After the death of the optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution, shall have the right to exercise the option.
         Retirement. If, before the date of expiration of the option, the optionee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the option may be exercised until the earlier of such date of expiration or 90 days after the date of such retirement, to the extent to which the optionee was entitled to exercise such option immediately prior to such retirement.
     Employment Relationship. An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company or by any subsidiary corporation.
13.      Requirements of Law.
         The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provision of any law, regulation or order of any governmental authority. Without limiting the generality of the foregoing, upon exercise of any option, the Company shall not be required to issue such shares unless the Board of Directors has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), and under the applicable securities laws of any State, unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, to the effect that such registration is not required. Any determination in this connection by the Board of Directors shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are dot registered under the Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act or other applicable laws:
         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any other law, regulation or order of any governmental authority. 14. No Rights as Stockholder.
         No optionee shall have rights as a stockholder with respect to shares covered by his option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate. 15. Employment Obligation.
         The granting of any option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him.
16.      Changes in the Company's Capital Structure.
The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
         If the Company shall effect a subdivision or consolidation of s hares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his option in full immediately prior to such event; and (ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such option shall be so exercised.
         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option; to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board of Directors may accelerate the time for exercise of all unexercised and unexpired options to and after a .date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board; or (iii) all outstanding options may be cancelled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Directors shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.
         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options. 17. Amendment or Termination of Plan.
         The Board of Directors may modify, revise or terminate this Plan at any time and from time to time, except that the class of employees eligible to receive options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Paragraph 16 hereof, without the consent of the stockholders. 18. Written Agreement.
         Each option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President, any Vice President or the Treasurer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Board of Directors in its discretion shall deem advisable.
19.      Effective Date and Duration of Plan.
         The Plan shall become effective upon its adoption by the Board of Directors, provided the stockholders of the Company shall have approved the Plan within twelve (12) months prior to or following the adoption of the Plan by the Board of Directors. Options may not be granted under the Plan more than ten (10) years after said effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to Paragraph 17 hereof, whichever shall first occur. 20. Repurchase Rights.
         The Board of Directors may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option within 60 days prior to, or after, (a) the termination of employment of the employee to whom the option was granted, or (b) the exercise of an option by a former employee or his estate following termination of employment. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board of Directors at the time the option for the shares subject to repurchase was granted. In the event the Board of Directors shall grant options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the C any referring to the Company's repurchase option.
                                        * * *